                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): July 24, 2001


                              GLOBAL SPORTS, INC.
                              -------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                                   0-16611                       04-2958132
         --------                                   -------                       ----------
(State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                               Identification Number)

                               1705 First Avenue
                           King of Prussia, PA 19406
                           -------------------------
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (610) 265-3229
      ------------------------------------------------------------------

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Item 5.  Other Events.
---------------------

   On December 28, 2000, Global Sports, Inc. ("Global Sports") completed its previously announced acquisition of Fogdog, Inc. ("Fogdog") in a stock-for-stock transaction.

   This Current Report on Form 8-K is being filed to include the consent of PricewaterhouseCoopers LLP, Fogdog's accountants, to the incorporation by reference of their report dated January 31, 2000 on the financial statements of Fogdog contained in Global Sports' Current Report on Form 8-K filed on January 12, 2001 into the following Registration Statements of Global Sports: (i) Registration Statement on Form S-8 (Registration No. 333-54062) filed with the Commission on January 19, 2001; (ii) Registration Statement on Form S-8 (Registration No. 333-54060) filed with the Commission on January 19, 2001;
(iii) Registration Statement on Form S-8 (Registration No. 333-53982) filed with the Commission on January 19, 2001; (iv) Registration Statement on Form S-8 (Registration No. 333-47760) filed with the Commission on October 11, 2000; and
(v) Registration Statement on Form S-8 (Registration No. 333-49363) filed with the Commission on April 3, 1998.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

        The following exhibits are being filed as part of this report:

          (a)  Financial Statements of Businesses Acquired.
               -------------------------------------------

               N/A

          (b)  Pro Forma Financial Information.
               -------------------------------

               N/A

          (c)  Exhibits:
               --------

Number              Title
------              -----

23.1      Consent of PricewaterhouseCoopers LLP.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL SPORTS, INC.


                                                 /s/ Michael G. Rubin
                                        By: ------------------------------
                                            Michael G. Rubin
                                            Chairman and Chief Executive Officer


Date:  July 24, 2001

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